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                                                                   Exhibit 99.1

                Amendment No. 2 to Agreement and Plan of Merger

      This Amendment No. 2 to Agreement and Plan of Merger is dated this 15th day of August, 2007, and amends the Agreement and Plan of Merger dated November 13, 2006 and previously amended on May 15, 2007, by and among Assabet Valley Bancorp, HudWest Financial Services, Inc., Hudson Savings Bank, Westborough Bancorp, MHC, Westborough Financial Services, Inc., and The Westborough Bank (the "Merger Agreement"). Capitalized terms used but not defined herein shall have the meaning set forth in the Merger Agreement.

      WHEREAS, the parties are defendants in a lawsuit brought by certain minority stockholders of Westborough Financial Services, Inc.;

      WHEREAS, the plaintiffs in the lawsuit sought a preliminary injunction to stop the consummation of the transactions contemplated by the Merger Agreement;

      WHEREAS, on August 14, 2007, the Worcester Superior Court issued an opinion denying the plaintiffs' motion for a preliminary injunction and stating that the plaintiffs are not likely to succeed on the merits of the case; and

      WHEREAS, the parties now wish to extend the date set forth in Section 9.1(b) of the Merger Agreement to enable them to proceed to close the transactions contemplated thereby.

      NOW THEREFORE, the parties hereto agree as follows:

      1. Amendments to Merger Agreement. Section 9.1(b) of the Merger Agreement (as previously amended) is hereby amended by replacing "August 15, 2007" with "August 31, 2007" in the third line thereof.

      2. Full Force and Effect. Except as expressly amended hereby, the Merger Agreement shall continue in full force and effect in accordance with its terms.

      3. Governing Law. This Amendment No. 2 to Agreement and Plan of Merger shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to its conflicts of laws rules.

      4. Counterparts and Facsimile Signatures. This Amendment No. 2 to Agreement and Plan of Merger may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document. Facsimile execution and delivery of this Amendment No. 2 to Agreement and Plan of Merger by any of the parties shall be legal, valid and binding execution and delivery of such document for all purposes.

                            [Signature page follows]
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      IN WITNESS WHEREOF, each of the parties has executed this Amendment No. 2 to Agreement and Plan of Merger as an instrument under seal as of the date first written above.

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ASSABET VALLEY BANCORP                           WESTBOROUGH BANCORP, MHC

By: /s/ Mark R. O'Connell                        By: /s/ Joseph F. MacDonough
    ------------------------------------             ---------------------------------------
    Mark R. O'Connell, President and CEO             Joseph F. MacDonough, President and CEO

By: /s/ Margaret Sullivan                        By: /s/ John L. Casagrande
    ------------------------------------             ---------------------------------------
    Margaret Sullivan, Treasurer                     John L. Casagrande, Treasurer

HUDWEST FINANCIAL, INC.                          WESTBOROUGH FINANCIAL SERVICES, INC


By: /s/ Mark R. O'Connell                        By: /s/ Joseph F. MacDonough
    ------------------------------------             ---------------------------------------
    Mark R. O'Connell, President and CEO             Joseph F. MacDonough, President and CEO

By: /s/ Margaret Sullivan                        By: /s/ John L. Casagrande
    ------------------------------------             ---------------------------------------
    Margaret Sullivan, Treasurer                     John L. Casagrande, Treasurer

HUDSON SAVINGS BANK                              THE WESTBOROUGH BANK


By: /s/ Mark R. O'Connell                        By: /s/ Joseph F. MacDonough
    ------------------------------------             ---------------------------------------
    Mark R. O'Connell, President and CEO             Joseph F. MacDonough, President and CEO

By: /s/ Margaret Sullivan                        By: /s/ John L. Casagrande
    ------------------------------------             ---------------------------------------
    Margaret Sullivan, Treasurer                     John L. Casagrande, Treasurer
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